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          NUMBER                                                 SHARES

INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

                                     [LOGO]
                            ILLUMINET HOLDINGS, INC.


PREFERRED STOCK 100,000 SHARES                    COMMON STOCK 25,000,000 SHARES
PAR VALUE $.01 EACH                                          PAR VALUE $.01 EACH


This Certifies that _____________________________________________________ is the

registered holder of ____________________________________________________ Shares
                     SHARES OF THE COMMON STOCK OF ILLUMINET HOLDING, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 18th day of August A.D. 1999


______________________________       [SEAL]      _______________________________
       President & CEO                                  Assistant Secretary
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   -- as tenants in common  UNIF GIFT MIN ACT--.......Custodian.......
TEN ENT   -- as tenants by the entireties              (Cust)          (Minor)
                                                   under Uniform Gifts to Minors
JT TEN    -- as joint tenants with right of            Act...................
             survivorship and not as tenants                    (State)
             in common

             Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________

_____________________________________

 ................................................................................


 ................................................................................
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ................................................................................


 ................................................................................


 ..........................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ....................................................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named Corpora-tion with full power of substitution in the premises.

Dated ,________________

                                                      __________________________

   In presence of

________________________